Exhibit 99.2

CONFIDENTIALITY AGREEMENT

Cheniere Energy, Inc.

700 Milam Street, Suite 1900

Houston, TX 77002

August 21, 2015

To: Each of the persons listed on Schedule A hereto (the “Icahn Group” or “you”)

Ladies and Gentlemen:

This letter agreement shall become effective upon the appointment of the Icahn Designees to the Board of Directors (the “Board”) of Cheniere Energy, Inc. (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Nomination and Standstill Agreement (the “Nomination Agreement”), dated as of August 21, 2015, among the Company and the Icahn Group. The Company understands and agrees that, subject to the terms of, and in accordance with, this letter agreement, either of the Icahn Designees may, if and to the extent he or she desires to do so, disclose information he or she obtains while serving as a member of the Board to you and your Representatives (as hereinafter defined), and may discuss such information with any and all such persons, subject to the terms and conditions of this letter agreement. As a result, you may receive certain non-public information regarding the Company. You acknowledge that this information is proprietary to the Company and may include trade secrets or other business information the disclosure of which could harm the Company. In consideration for, and as a condition of, the information being furnished to you and, subject to the restrictions in paragraph 2, the persons set forth on Schedule B hereto (collectively, the “Representatives”), you agree to treat any and all information concerning or relating to the Company or any of its subsidiaries or affiliates that is furnished to you or your Representatives (regardless of the manner in which it is furnished, including in written or electronic format or orally, gathered by visual inspection or otherwise) by any Icahn Designee, or by or on behalf of the Company, together with any notes, analyses, reports, models, compilations, studies, interpretations, documents, records or extracts thereof containing, referring, relating to, based upon or derived from such information, in whole or in part (collectively, “Evaluation Material”), in accordance with the provisions of this letter agreement, and to take or abstain from taking the other actions hereinafter set forth.

1. The term “Evaluation Material” does not include information that (i) is or has become generally available to the public other than as a result of a direct or indirect disclosure by you or your Representatives in violation of this letter agreement or any obligation of confidentiality, (ii) was within your or any of your Representatives’ possession on a non-confidential basis prior to its being furnished to you by any Icahn Designee, or by or on behalf of the Company or its agents, representatives, attorneys, advisors, directors, officers or employees (collectively, the “Company Representatives”)

or (iii) is received from a source other than any Icahn Designee, the Company or any of the Company Representatives; provided, that in the case of (ii) or (iii) above, the source of such information was not believed by you, after reasonable inquiry of the disclosing person, to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other person with respect to such information at the time the information was disclosed to you.

2. You will, and you will cause your Representatives to, (a) keep the Evaluation Material strictly confidential and (b) not disclose any of the Evaluation Material in any manner whatsoever without the prior written consent of the Company; provided, however, that you may privately disclose any of such information: (A) to your Representatives (i) who need to know such information for the sole purpose of advising you on your investment in the Company and (ii) who are informed by you of the confidential nature of such information; provided, further, that you will be responsible for any violation of this letter agreement by your Representatives as if they were parties hereto; and (B) to the Company and the Company Representatives. It is understood and agreed that no Icahn Designee shall disclose to you or your Representatives any Legal Advice (as defined below) that may be included in the Evaluation Material with respect to which such disclosure would constitute waiver of the Company’s attorney client privilege or attorney work product privilege; provided, however, that an Icahn Designee may provide such disclosure of Legal Advice if such Icahn Designee shall not have taken any action, or failed to take any action, that has the purpose or effect of waiving attorney-client privilege or attorney work product privilege with respect to any portion of such Legal Advice and if reputable outside legal counsel of national standing provides the Company with a written opinion that such disclosure will not waive the Company’s attorney client privilege or attorney work product privilege with respect to such Legal Advice. “Legal Advice” as used herein shall be solely and exclusively limited to the advice provided by legal counsel and shall not include factual information or the formulation or analysis of business strategy that is not protected by the attorney client or attorney work product privilege.

3. In the event that you or any of your Representatives are required by applicable subpoena, legal process or other legal requirement to disclose any of the Evaluation Material, you will promptly notify (except where such notice would be legally prohibited) the Company in writing by email, facsimile and certified mail so that the Company may seek a protective order or other appropriate remedy (and if the Company seeks such an order, you will provide such cooperation as the Company shall reasonably request), at its cost and expense. Nothing herein shall be deemed to prevent you or your Representatives, as the case may be, from honoring a subpoena, legal process or other legal requirement that requires discovery, disclosure or production of the Evaluation Material if (a) you produce or disclose only that portion of the Evaluation Material which your outside legal counsel of national standing advises you is legally required to be so produced or disclosed and you inform the recipient of such Evaluation Material of the existence of this letter agreement and the confidential nature of such Evaluation Material; or (b) the Company consents in writing to having the Evaluation Material produced or disclosed pursuant to the subpoena, legal process or other legal requirement. In no event will you or any of your Representatives oppose action by the Company to obtain a protective order or other relief to prevent the disclosure of the Evaluation Material or to obtain reliable assurance that confidential treatment will be afforded the Evaluation Material. For the avoidance of doubt, it is understood that there shall be no “legal requirement” requiring you to disclose any Evaluation Material solely by virtue of the fact that, absent such disclosure, you would be prohibited from purchasing, selling or engaging in derivative or other voluntary transactions with respect to the Common Stock of the Company or otherwise proposing or making an offer to do any of the foregoing, or you would be unable to file any proxy materials in compliance with Section 14(a) of the Exchange Act or the rules promulgated thereunder.

4. You acknowledge that (a) none of the Company or any of the Company Representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any Evaluation Material, and (b) none of the Company or any of the Company Representatives shall have any liability to you or to any of your Representatives relating to or resulting from the use of the Evaluation Material or any errors therein or omissions therefrom. You and your Representatives (or anyone acting on your or their behalf) shall not directly or indirectly initiate contact or communication with any executive or employee of, or advisor to, the Company other than the Chief Executive Officer, the Chief Financial Officer, the General Counsel and/or such other persons approved in writing by the foregoing or the Board concerning Evaluation Material, or to seek any information in connection therewith from any such person other than the foregoing, without the prior consent of the Company; provided, however, the restriction in this sentence shall not in any way apply to any Icahn Designee or other Board members.

5. All Evaluation Material shall remain the property of the Company. Neither you nor any of your Representatives shall by virtue of any disclosure of and/or your use of any Evaluation Material acquire any rights with respect thereto, all of which rights (including all intellectual property rights) shall remain exclusively with the Company. At any time after the date on which no Icahn Designee is a director of the Company, upon the request of the Company for any reason, you will promptly return to the Company or destroy all hard copies of the Evaluation Material and use reasonable best efforts to permanently erase or delete all electronic copies of the Evaluation Material in your or any of your Representatives’ possession or control (and, upon the request of the Company, shall certify to the Company that such Evaluation Material has been erased or deleted, as the case may be). Notwithstanding the return or erasure or deletion of Evaluation Material, you and your Representatives will continue to be bound by the obligations contained herein.

6. You acknowledge, and will advise your Representatives, that the Evaluation Material may constitute material non-public information under applicable federal and state securities laws, and that you shall not, and you shall use your reasonable best efforts to ensure that your Representatives, do not, trade or engage in any derivative or other transaction, on the basis of such information in violation of such laws.

7. You hereby represent and warrant to the Company that (i) you have all requisite power and authority to execute and deliver this letter agreement and to perform your obligations hereunder, (ii) this letter agreement has been duly authorized, executed and delivered by you, and is a valid and binding obligation, enforceable against you in accordance with its terms, (iii) this letter agreement will not result in a violation of any terms or conditions of any agreements to which you are a party or by which you may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting you, and (iv) your entry into this letter agreement does not require approval by any owners or holders of any equity or other interest in you (except as has already been obtained).

8. It is agreed that no delay or omission by the Company to exercise any right, power or remedy accruing to it upon any breach or default of any other party under this letter agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver by the Company of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Company of any breach or default under this letter agreement, or any waiver by the Company of any provisions or conditions of this letter agreement must be in writing and shall be effective only to the extent specifically set forth in writing, and that all remedies, either under this letter agreement, by law or otherwise, shall be cumulative and not alternative. Any permission, consent, or approval of any kind or character under this letter agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.

9. YOU ACKNOWLEDGE AND AGREE THAT THE VALUE OF THE EVALUATION MATERIAL TO THE COMPANY IS UNIQUE AND SUBSTANTIAL, BUT MAY BE IMPRACTICAL OR DIFFICULT TO ASSESS IN MONETARY TERMS. YOU FURTHER ACKNOWLEDGE AND AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS LETTER AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH ITS SPECIFIC INTENT OR WERE OTHERWISE BREACHED. ACCORDINGLY YOU AGREE THAT THE COMPANY SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS, WITHOUT BOND, TO PREVENT OR CURE BREACHES OF THE PROVISIONS OF THIS LETTER AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS HEREOF, THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THE COMPANY MAY BE ENTITLED BY LAW OR EQUITY, AND YOU EXPRESSLY WAIVE ANY DEFENSE THAT A REMEDY IN DAMAGES WOULD BE ADEQUATE.

10. This letter agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of laws. Any legal action or other legal proceeding relating to this letter agreement or the enforcement of any provision of this letter agreement may be brought or otherwise commenced in any state or federal court located in the State of Delaware. Each party hereto agrees to the entry of an order to enforce any resolution, settlement, order or award made pursuant to this paragraph 10 by the state and federal courts located in the State of Delaware and in connection therewith hereby waives, and agrees not to assert by way of motion, as a defense, or otherwise, any claim that such resolution, settlement, order or award is inconsistent with or violative of the laws or public policy of the laws of the State of Delaware or any other jurisdiction.

11. This letter agreement and the Nomination Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any previous agreements among the parties relative to the specific subject matter hereof are superseded by this letter agreement and the Nomination Agreement. Neither this letter agreement nor any provision hereof may be amended, changed, waived, discharged or terminated other than by a written instrument signed by the party against who enforcement of any such amendment, change, waiver, discharge or termination is sought.

12. All notices and other communications required or permitted hereunder shall be effective upon receipt by email to all persons whose email addresses are set forth below, with a copy also sent by express overnight delivery service, to the party to be notified, at the respective addresses set forth below, or at such other address which may hereinafter be designated in writing:

If to the Icahn Group:

Icahn Associates Corp.

767 Fifth Avenue, 47th Floor

New York, New York 10153

Attention: Carl C. Icahn

Facsimile: (212) 750-5807

Email: sgordon@sfire.com

With a copy to (which shall not constitute notice):

Icahn Associates Corp.

767 Fifth Avenue, 47th Floor

New York, New York 10153

Attention:	Jesse Lynn	Louie Pastor
Facsimile:	(917) 591-3310	(212) 688-1158
Email:	jlynn@sfire.com	lpastor@sfire.com

If to the Company, to:

Cheniere Energy, Inc.

700 Milam Street, Suite 1900

Houston, TX 77002

Attention: General Counsel

Facsimile: (713) 375-7000

with a copy to:

Cravath, Swaine & Moore LLP

825 Eighth Avenue

New York, New York 10019

Attention:	Scott A. Barshay, Esq.	O. Keith Hallam, III, Esq.
Facsimile:	(212) 474-3700	(212) 474-3700
Email:	sbarshay@cravath.com	khallam@cravath.com

13. If any provision of this letter agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

14. This letter agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

15. This letter agreement and the rights and obligations herein may not be assigned or otherwise transferred, in whole or in part, by you without the express written consent of the Company. This letter agreement, however, shall be binding on successors of the parties hereto.

16. The Icahn Group shall cause any Replacement for an Icahn Designee appointed to the Board pursuant to Section 2.3 of the Nomination Agreement to execute a copy of this letter agreement.

17. This letter agreement shall expire two years from the date on which all Icahn Designees cease to be directors of the Company; except that you shall maintain in accordance with the confidentiality obligations set forth herein any Evaluation Material constituting trade secrets for such longer time as such information constitutes a trade secret of the Company as defined under 18 U.S.C. § 1839(3).

18. No licenses or rights under any patent, copyright, trademark or trade secret are granted or are to be implied by this letter agreement.

19. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require.

20. Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this letter agreement, and that it has executed the same with the advice of said counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this letter agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this letter agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this agreement shall be decided without regards to events of drafting or preparation. The term “including” shall in all instances be deemed to mean “including without limitation.”

[Signature Pages Follow]

Please confirm your agreement with the foregoing by signing and returning one copy of this letter agreement to the undersigned, whereupon this letter agreement shall become a binding agreement between you and the Company.

Very truly yours,

CHENIERE ENERGY, INC.

by
/s/ Michael Wortley
	Name:	Michael Wortley
	Title:	Senior Vice President and Chief Financial Officer

[Icahn/Cheniere Confidentiality Agreement]

HIGH RIVER LIMITED PARTNERSHIP

By:	Hopper Investments LLC, its general partner

By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

HOPPER INVESTMENTS LLC

By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

BARBERRY CORP.

By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN PARTNERS LP

By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Keith Cozza
Name: Keith Cozza
Title: President; Chief Executive Officer

[Icahn/Cheniere Confidentiality Agreement]

ICAHN ENTERPRISES HOLDINGS L.P.

By:	Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Keith Cozza
Name: Keith Cozza
Title: President; Chief Executive Officer

IPH GP LLC

By:	Icahn Enterprises Holdings L.P., its sole member

By:	Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Keith Cozza
Name: Keith Cozza
Title: President; Chief Executive Officer

ICAHN CAPITAL LP

By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN ONSHORE LP

By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN OFFSHORE LP

By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

[Icahn/Cheniere Confidentiality Agreement]

BECKTON CORP

By:	/s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

CARL C. ICAHN

/s/ Carl C. Icahn
Name: Carl C. Icahn

JONATHAN CHRISTODORO

/s/ Jonathan Christodoro
Name: Jonathan Christodoro

SAMUEL MERKSAMER

/s/ Samuel Merksamer
Name: Samuel Merksamer

[Icahn/Cheniere Confidentiality Agreement]

SCHEDULE A

ICAHN GROUP

Icahn Partners Master Fund LP

Icahn Partners LP

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Icahn Enterprises Holdings LP

Icahn Enterprises G.P. Inc.

Beckton Corp.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Carl C. Icahn

Jonathan Christodoro

Samuel Merksamer

SCHEDULE B

1. MR. CARL C. ICAHN

2. Any full-time employee of a member of the Icahn Group or Icahn Associates Holding LLC (an indirect holding company of Carl Icahn)